EXHIBIT 99.1
                        Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                with Respect to the Quarterly Report on Form 10-Q
                    for the Quarter Ended April 30, 2003
                        of Urstadt Biddle Properties Inc.



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Urstadt Biddle Properties Inc., a Maryland corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Charles J. Urstadt
Dated:            June 11, 2003              ____________________________
                  ------------------
                                               Charles J. Urstadt
                                               Chief Executive Officer


                                               /s/ James R. Moore
Dated:            June 11, 2003              ____________________________
                  ------------------
                                               James R. Moore
                                               Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.